EXHIBIT 99.2

Robert W. Baird Industrial Conference November 7, 2007 Vernon J. Nagel Chairman, President, & CEO

Forward Looking Statement

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made herein that may be considered forward-looking include statements incorporating terms such as “expects,” “believes,” “intends,” “anticipates” and similar terms that relate to future events, performance, or results of the Company, including, without limitation, statements made regarding the forecast for the non-residential construction market and expected future results.

Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the historical experience of Acuity Brands and management’s present expectations or projections. These risks and uncertainties include, but are not limited to, customer and supplier relationships and prices; competition; ability to realize anticipated benefits from initiatives taken and timing of benefits; market demand; litigation and other contingent liabilities; and economic, political, governmental, and technological factors affecting the Company’s operations, tax rate, markets, products, services, and prices, among others. Please see the other risk factors more fully described in the Company’s SEC filings including the Annual Report on Form 10-K filed with the Securities and Exchange Commission on October 30, 2007.

Topics

• 2007 Achievements

• Company Overview

• Market Overview

• Profitable Growth Strategy

2007

Key Achievements

• Strategic clarity

• Operational improvements

• Record financial results

Strategic Clarity

Spin-off	Reason
• October 31, 2007 • Tax-free • Zep Inc. • NYSE: ZEP • $62.5M cash dividend	• Different industry dynamics • Greater focus • Strategic • Tactical • Pursue separate strategies • Better alignment of associates and shareholders • Transparency to investors

Operational Improvements

• Products and services

• Pricing

• Productivity

• Access to market

AcuityBrands

Consolidated Results

	2007	2006	Δ
Net sales	$2.53B	$2.39B	6%
Operating profit %	10.2%	8.2%	200bps
EPS	$3.37	$2.34	44%
Free cash flow	$204M	$127M	61%
Dividend	$26M	$27M	(4%)
Debt, net of cash	$149M	$283M	(47%)
Return on equity	24%	20%	400bps

Free cash flow is defined as cash provided by operations less capital expenditures.

AcuityBrands

Historical Proformas

($Millions, except Diluted EPS)

Net Sales
$1,638
$1,841
+12.4%
$1,965
+6.7%
'05
'06
'07
Operating Profit & Margins
$67
4.1% Margin
$152
8.3% Margin
$222
11.3% Margin
'05
'06
'07
Diluted EPS
$0.55
$1.75
+218%
$2.93
+67%
'05
'06
'07

Note: Historical Proformas exclude operating results from specialty chemicals business including certain allocations of corporate costs. 2005 operating profit includes restructuring charge of $19.4 million ($0.32 per diluted share). 2007 operating profit includes a $6.6 million net gain ($0.10 per diluted share) related to the settlement of a commercial dispute.

Proformas

	{ Cash	$281M
August 31, 2007	Total Assets	$1,437M
	Debt	$364M
	Equity	$595M

	Diluted Shares O/S	42.5M	(a)

	Corporate expense run rate	$20-$22M	(b)

	Gross Interest expense	$34M

Fiscal 2008 Unusual Items

	Spin-off costs	$4-5M

	Restructuring charge	$8M+

(a)	Assume Zep distribution dividend used to finance Q1 share repurchases.
(b)	Corporate expense consists primarily of public company expense and LTIP. FY 2008 forecasted Corporate expense by quarter: Q1—$8M; Q2—$7M; Q3—$6M; Q4—$5M.

Company Overview

• Acuity Brands—holding company

• Operating subsidiary—ABL

• NYSE: AYI

AcuityBrands

ABL Profile

LITHONIA LIGHTING
HOLOPHANE
gotham
HYDREL
ANTIQUE Street Lamps
AEL American Electric Lighting
SPECLIGHT
MetalOptics
PEERLESS
mark architectural lighting
CARANDINI
Synergy LIGHTING CONTROLS

	2007	2006	2005
Net Sales:	$1.96B	$1.84B	$1.64B
Operating Profit:	$251M	$181M	$95M
OP Margin:	*12.8%*	*9.9%*	*5.8%*

Mfg Facilities: 17

Agencies: 160+

Customers: 5,000

Products: 500,000 Active Products
2,000 Product Groups

Associates: 7,000

Market Share*: 17% (#1 Rank)

Note: 2005 operating profit includes $15.7 million restructuring charge.
* Source: Company Estimates - 2007.

AcuityBrands

Indoor Products

- Fluorescent
- Downlighting
- Track Lighting
- Emergency
- H.I.D.
- Rough Service
- Flexible Wiring
- Controls
- Retrofit

SEARS

14

Outdoor Products

- Area & Parking
- Roadway & Street
- Flood Lighting
- Security
- Sports
- High-Mast
- Building Mounted
- Poles & Post
- In-grade
- Underwater
- Accent & Border
- Controls

SeaLand
SK

Market Overview

• Size

• Trends

• Outlook

N.A. Market Overview

($ billions)

$10.6 Billion

Product Segments

Emergency, Controls and Modular Wiring
$0.9
Outdoor
$2.5
Industrial
$1.3
Architectural Indoor and Other
$1.6
$1.9
$2.4
Residential
Fluorescent

Channels

Direct/Nat'l Accts
Other $0.2
Utilities
$0.6
Lighting Showrooms
$0.7
$0.5
$1.7
Home centers
$6.9
Electrical Wholesalers

Source: Company Estimates – 2007

Market Overview

• Positive AlA Billings Index
• Stable office vacancy rates
• Solid leasing/rental income fundamentals for commercial real estate
• Low unemployment
• Low interest rate environment

AcuityBrands

Market Overview

U.S. Private Construction Index Through September 2007
(Inflation Adjusted)
250
225
200
175
150
125
100
75
50
1993
1995
1997
1999
2001
2003
2005
2007
Residential
Non-Residential

N.A. Market Overview

Non-Residential Lighting Market Growth Trends
(Real Growth)
-2.3%
-3.5%
-3.9%
-1.7%
-1.0%
3.2%
7.0%
3.3%
-0.1%
1.3%
3.1%
FY2001
FY2002
FY2003
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

Source: Company Estimates

U.S. Outlook

Product Market	Market Size	Application	’08-’11 Est. Annualized Growth Rate*
C&I	$4.5B	Office, Retail Education, Hospital	+1.8%

Outdoor	$2.2B	Streets, Highways, Parking Lots	+1.4%

Industrial	$1.1B	Manufacturing, Warehouse	+3.2%

ABL holds the #1 position in each of the product markets in the U.S.

* Source: NEMA and Global Insight

Profitable Growth Strategy

Profitable Growth Strategy

Vision

Market leader of lighting and lighting

related products and services delivering

consistent upper-quartile performance

Profitable Growth Strategy

Expand Earnings and Cash Flow
Top Quartile Performance
Strategic Opportunities
Organic Growth
Operating Excellence "3 C's"
Grow Market Share

Profitable Growth Strategy

Focus	Tactical Implementation
Operational excellence	• Lean tools
• 3 C’s
• Customer satisfaction
• Globally competitive Cost structure
• Culture of continuous improvement

Organic growth	• Product innovation
• Superior customer service
• Expand market presence
• NYC office
• Sales force/marketing expansion

Strategic opportunities	• Acquisitions/alliances
• Retrofit
• Complimentary products
• Adjacent markets

Profitable Growth Strategy

Financial Goals

• Margins	>10%

• EPS Growth	15%+

• ROE	20%+

• Cash Flow	Exceed net income

“Consistent Upper-Quartile Performance”

Conclusion

Investment Considerations

• Market leader	}	Compelling long-term investment
• Superior customer value proposition
• Strong operational focus
• Growth-oriented organization

AcuityBrands™

LITHONIA LIGHTING

CARANDINI™

ANTIQUE™ Street Lamps

AEL American Electric Lighting

HOLOPHANE

HYDREL

SPECLIGHT.

MetalOptics™

gotham

PEERLESS

mark architectural lighting

Synergy

LIGHTING CONTROLS